UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2018

Date of reporting period:	January 1, 2018 — June 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Semiannual report
6 | 30 | 18

Putnam VT High Yield Fund

Message from the Trustees

August 7, 2018

Dear Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a downturn early in the year pushed stocks into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and interest rates. Fortunately, navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Performance summary (as of 6/30/18)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value June 30, 2018

Class IA: $6.14	Class IB: $6.08

Total return at net asset value

			JPMorgan
			Developed
(as of 6/30/18)	Class IA shares*	Class IB shares†	High Yield Index‡
6 months	–0.34%	–0.63%	–0.02%
1 year	2.63	2.36	2.79
5 years	26.95	25.33	32.30
Annualized	4.89	4.62	5.76
10 years	95.65	91.07	124.34
Annualized	6.94	6.69	8.42
Life	799.00	745.91	—
Annualized	7.49	7.27	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/18 to 6/30/18. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/17	0.72%	0.97%
Annualized expense ratio for the six-month
period ended 6/30/18	0.72%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 6/30/18		ended 6/30/18
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.56	$4.79	$3.61	$4.86
Ending value
(after
expenses)	$996.60	$993.70	$1,021.22	$1,019.98

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/18. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT High Yield Fund

The fund’s portfolio 6/30/18 (Unaudited)

CORPORATE BONDS AND NOTES (87.3%)*	Principal amount	Value

Advertising and marketing services (0.1%)
Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.875%, 3/15/25	$145,000	$146,182
Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/24	140,000	140,875
		287,057
Automotive (0.3%)
Navistar International Corp. 144A sr. unsec.
notes 6.625%, 11/1/25	655,000	673,013
		673,013
Broadcasting (2.5%)
CBS Radio, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 11/1/24	655,000	623,888
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. sub. notes 7.625%, 3/15/20	295,000	293,156
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6.50%, 11/15/22	270,000	275,400
Gray Television, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 7/15/26	325,000	309,156
iHeartCommunications, Inc. company
guaranty sr. notes 9.00%,
12/15/19 (In default) †	575,000	435,563
Nexstar Broadcasting, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 8/1/24	785,000	759,488
Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 8/1/24	740,000	734,450
Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. sub. notes 6.00%, 7/15/24	320,000	326,000
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	660,000	615,450
Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6.50%, 4/1/23	355,000	319,500
Univision Communications, Inc. 144A company
guaranty sr. sub. notes 5.125%, 2/15/25	465,000	429,544
		5,121,595
Building materials (1.2%)
American Builders & Contractors Supply Co., Inc.
144A company guaranty sr. unsec. notes 5.875%,
5/15/26	100,000	98,375
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 5.75%, 12/15/23	405,000	414,619
Jeld-Wen, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 12/15/27	220,000	204,600
Jeld-Wen, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 12/15/25	135,000	128,588
Standard Industries, Inc. 144A sr. unsec.
notes 6.00%, 10/15/25	255,000	255,638
Standard Industries, Inc. 144A sr. unsec.
notes 5.375%, 11/15/24	440,000	434,500
Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	320,000	296,800
Standard Industries, Inc. 144A sr. unsec.
notes 4.75%, 1/15/28	30,000	27,525
Werner FinCo LP/Werner FinCo, Inc. 144A company
guaranty sr. unsec. notes 8.75%, 7/15/25	620,000	602,175
		2,462,820

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Capital goods (5.9%)
Advanced Disposal Services, Inc. 144A sr. unsec.
notes 5.625%, 11/15/24	$345,000	$343,275
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 5.00%, 10/1/24	410,000	403,338
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/1/27	110,000	102,575
ARD Securities Finance SARL 144A sr. notes 8.75%,
1/31/23 (Luxembourg) ‡‡	200,000	203,750
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/24 (Ireland)	680,000	707,200
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 6.00%, 2/15/25 (Ireland)	370,000	360,288
ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6.50%, 6/15/23 (Canada)	395,000	404,757
Berry Global, Inc. 144A notes 4.50%, 2/15/26	155,000	144,538
Bombardier, Inc. 144A sr. unsec. notes 8.75%,
12/1/21 (Canada)	450,000	495,563
Bombardier, Inc. 144A sr. unsec. notes 7.50%,
12/1/24 (Canada)	585,000	614,981
Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6.875%, 12/15/20	495,000	525,938
Cortes NP Acquisition Corp. 144A sr. unsec.
notes 9.25%, 10/15/24	320,000	313,600
Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7.375%, 12/15/26	305,000	329,400
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24	350,000	342,125
GFL Environmental, Inc. 144A sr. unsec.
notes 5.375%, 3/1/23 (Canada)	210,000	194,250
Great Lakes Dredge & Dock Corp. company
guaranty sr. unsec. notes 8.00%, 5/15/22	595,000	608,388
Hulk Finance Corp. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)	620,000	590,550
MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/15/23	245,000	237,192
Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/25	305,000	312,625
Park-Ohio Industries, Inc. company
guaranty sr. unsec. notes 6.625%, 4/15/27	500,000	506,250
RBS Global, Inc./Rexnord, LLC 144A sr. unsec.
notes 4.875%, 12/15/25	350,000	329,000
Tennant Co. company guaranty sr. unsec.
unsub. notes 5.625%, 5/1/25	335,000	332,488
Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 12/15/24	200,000	190,500
Titan Acquisition, Ltd./Titan Co-Borrower, LLC.
144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	590,000	550,175
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.50%, 5/15/25	170,000	171,913
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.375%, 6/15/26	760,000	754,300
Trident Merger Sub, Inc. 144A sr. unsec.
notes 6.625%, 11/1/25	380,000	373,825
Vertiv Intermediate Holding Corp. 144A sr. unsec.
notes 12.00%, 2/15/22	140,000	135,800
Wabash National Corp. 144A company
guaranty sr. unsec. notes 5.50%, 10/1/25	520,000	499,200

Putnam VT High Yield Fund 3

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Capital goods cont.
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%,
2/15/26	$315,000	$302,794
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%,
10/1/25	565,000	533,925
		11,914,503
Chemicals (3.4%)
A Schulman, Inc. company guaranty sr. unsec.
unsub. notes 6.875%, 6/1/23	210,000	221,130
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23
(Netherlands) ‡‡	310,000	308,450
Alpha 3 BV/Alpha US Bidco, Inc. 144A company
guaranty sr. unsec. notes 6.25%, 2/1/25
(Netherlands)	400,000	395,000
Axalta Coating Systems, LLC 144A company
guaranty sr. unsec. unsub. notes 4.875%, 8/15/24	235,000	233,238
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43	425,000	359,125
Chemours Co. (The) company guaranty sr. unsec.
notes 5.375%, 5/15/27	215,000	208,013
Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 7.00%, 5/15/25	345,000	370,013
Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 7/15/24	690,000	641,700
Cornerstone Chemical Co. 144A company
guaranty sr. notes 6.75%, 8/15/24	495,000	485,100
GCP Applied Technologies, Inc. 144A sr. unsec.
notes 5.50%, 4/15/26	455,000	447,038
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	530,000	499,525
Kraton Polymers, LLC/Kraton Polymers
Capital Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/25	255,000	263,925
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	343,000	319,633
Platform Specialty Products Corp. 144A company
guaranty sr. unsec. notes 5.875%, 12/1/25	190,000	185,725
PQ Corp. 144A company guaranty sr. unsec.
notes 5.75%, 12/15/25	250,000	246,250
Trinseo Materials Operating SCA/Trinseo Materials
Finance, Inc. 144A sr. unsec. notes 5.375%,
9/1/25 (Luxembourg)	410,000	406,925
Tronox Finance PLC 144A company
guaranty sr. unsec. notes 5.75%, 10/1/25
(United Kingdom)	165,000	160,256
Tronox, Inc. 144A company guaranty sr. unsec.
notes 6.50%, 4/15/26	325,000	322,969
Univar USA, Inc. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/23	380,000	391,875
WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/24	330,000	344,025
		6,809,915
Commercial and consumer services (1.2%)
Carriage Services, Inc. 144A sr. unsec.
notes 6.625%, 6/1/26	325,000	328,250
Gartner, Inc. 144A company guaranty sr. unsec.
notes 5.125%, 4/1/25	370,000	368,150
GW Honos Security Corp. 144A company
guaranty sr. unsec. notes 8.75%, 5/15/25
(Canada)	525,000	538,125
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	500,000	495,000

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Commercial and consumer services cont.
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	$95,000	$90,013
Sabre GLBL, Inc. 144A company
guaranty sr. notes 5.375%, 4/15/23	535,000	540,350
		2,359,888
Communication services (10.3%)
Altice Finco SA 144A company guaranty sr. unsec.
unsub. notes 7.625%, 2/15/25 (Luxembourg)	600,000	537,000
Altice Luxembourg SA 144A company
guaranty sr. unsec. notes 7.75%, 5/15/22
(Luxembourg)	1,090,000	1,054,575
Cablevision Systems Corp. sr. unsec.
unsub. notes 8.00%, 4/15/20	75,000	78,728
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 5/1/26	450,000	436,365
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. notes 5.875%, 4/1/24	1,210,000	1,213,025
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. notes 5.75%, 2/15/26	215,000	211,238
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. unsub. notes 5.125%, 5/1/23	155,000	153,016
Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. sub. notes 7.75%, 7/15/25	505,000	527,725
Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec. notes 7.50%,
4/1/28	375,000	379,219
Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	425,000	422,391
Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	135,000	134,156
CommScope Technologies Finance, LLC 144A
sr. unsec. notes 6.00%, 6/15/25	945,000	965,081
CommScope Technologies, LLC 144A company
guaranty sr. unsec. unsub. notes 5.00%, 3/15/27	330,000	310,613
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%,
6/1/24	1,085,000	1,025,325
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%,
11/15/21	180,000	188,550
CSC Holdings, LLC 144A sr. unsec.
unsub. notes 10.875%, 10/15/25	200,000	230,560
CSC Holdings, LLC 144A sr. unsec.
unsub. notes 10.125%, 1/15/23	805,000	887,513
Digicel, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 3/1/23 (Jamaica)	520,000	434,200
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	695,000	588,144
Frontier Communications Corp. sr. unsec.
notes 11.00%, 9/15/25	135,000	107,960
Frontier Communications Corp. sr. unsec.
notes 10.50%, 9/15/22	345,000	313,088
Frontier Communications Corp. 144A company
guaranty notes 8.50%, 4/1/26	530,000	511,450
Intelsat Connect Finance SA 144A company
guaranty sr. unsec. sub. notes 12.50%, 4/1/22
(Luxembourg)	25,000	24,680
Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7.50%, 4/1/21
(Bermuda)	75,000	74,438
Intelsat Jackson Holdings SA 144A sr. unsec.
notes 9.75%, 7/15/25 (Bermuda)	1,030,000	1,086,650

4 Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5.625%, 2/1/23	$295,000	$295,000
Quebecor Media, Inc. sr. unsec.
unsub. notes 5.75%, 1/15/23 (Canada)	110,000	112,338
SFR Group SA 144A company
guaranty sr. notes 7.375%, 5/1/26 (France)	510,000	498,627
SFR Group SA 144A company
guaranty sr. notes 6.00%, 5/15/22 (France)	365,000	367,281
SFR Group SA 144A sr. bonds 6.25%, 5/15/24
(France)	230,000	223,388
Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6.875%, 11/15/28	1,325,000	1,268,629
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.875%, 9/15/23	1,050,000	1,088,719
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.25%, 9/15/21	1,185,000	1,232,400
Sprint Spectrum Co., LLC/Sprint Spectrum Co.
II, LLC/Sprint Spectrum Co. III, LLC 144A
company guaranty sr. notes 3.36%, 9/20/21	130,000	128,538
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.375%, 3/1/25	860,000	890,272
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 5.375%, 4/15/27	485,000	471,663
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. bonds 4.75%, 2/1/28	380,000	351,975
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 4.50%, 2/1/26	160,000	149,400
Unitymedia GmbH 144A company
guaranty sr. notes 6.125%, 1/15/25 (Germany)	200,000	202,000
Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/22 (Canada)	480,000	486,600
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	325,000	315,315
Virgin Media Finance PLC 144A company
guaranty sr. unsec. unsub. notes 5.75%, 1/15/25
(United Kingdom)	540,000	506,250
Windstream Services, LLC company
guaranty sr. unsec. notes 6.375%, 8/1/23	495,000	292,050
		20,776,135
Construction (3.3%)
American Woodmark Corp. 144A company
guaranty sr. unsec. notes 4.875%, 3/15/26	500,000	475,000
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%,
11/1/25	415,000	381,551
Beacon Roofing Supply, Inc. company
guaranty sr. unsec. unsub. notes 6.375%, 10/1/23	390,000	402,675
BMC East, LLC 144A company
guaranty sr. notes 5.50%, 10/1/24	650,000	633,750
Builders FirstSource, Inc. 144A company
guaranty sr. unsub. notes 5.625%, 9/1/24	650,000	632,125
Cemex Finance, LLC 144A company
guaranty sr. notes 6.00%, 4/1/24 (Mexico)	615,000	622,688
Cemex SAB de CV 144A company
guaranty sr. sub. notes 5.70%, 1/11/25 (Mexico)	200,000	196,750
CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8.00%, 10/1/21	255,000	258,188
James Hardie International Finance DAC 144A
sr. unsec. bonds 5.00%, 1/15/28 (Ireland)	200,000	189,000
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	365,000	350,856
TopBuild Corp. 144A company guaranty sr. unsec.
notes 5.625%, 5/1/26	485,000	465,600

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount		Value

Construction cont.
U.S. Concrete, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 6/1/24		$595,000	$596,488
USG Corp. 144A company guaranty sr. unsec.
bonds 4.875%, 6/1/27		505,000	516,363
USG Corp. 144A company guaranty sr. unsec.
notes 5.50%, 3/1/25		335,000	344,213
Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6.00%, 2/1/23		705,000	686,494
			6,751,741
Consumer (0.3%)
Spectrum Brands, Inc. company guaranty sr. unsec.
notes 5.75%, 7/15/25		220,000	217,250
Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6.125%, 12/15/24		300,000	303,000
			520,250
Consumer staples (5.2%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 5.00%, 10/15/25 (Canada)		510,000	481,950
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4.625%, 1/15/22 (Canada)		240,000	239,700
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. sub. notes 4.25%, 5/15/24 (Canada)		370,000	350,575
Ascend Learning, LLC 144A sr. unsec.
notes 6.875%, 8/1/25		460,000	464,025
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		400,000	372,000
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		275,000	256,438
BlueLine Rental Finance Corp./BlueLine
Rental, LLC 144A company
guaranty sub. notes 9.25%, 3/15/24		755,000	803,245
Brand Energy & Infrastructure Services, Inc. 144A
sr. unsec. notes 8.50%, 7/15/25		605,000	612,563
CEC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 8.00%, 2/15/22		655,000	576,400
Dean Foods Co. 144A company guaranty sr. unsec.
notes 6.50%, 3/15/23		680,000	652,800
Diamond (BC) BV 144A sr. unsec. notes 5.625%,
8/15/25	EUR	400,000	418,063
Fresh Market, Inc. (The) 144A company
guaranty sr. notes 9.75%, 5/1/23		$375,000	239,063
Golden Nugget, Inc. 144A company
guaranty sr. unsec. sub. notes 8.75%, 10/1/25		475,000	487,925
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%,
10/15/24		500,000	500,090
Itron, Inc. 144A company guaranty sr. unsec.
notes 5.00%, 1/15/26		480,000	455,856
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.25%, 6/1/26		405,000	398,925
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.00%, 6/1/24		405,000	399,816
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 4.75%, 6/1/27		240,000	226,800
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26		490,000	476,525
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 11/1/24		120,000	116,700
Match Group, Inc. 144A sr. unsec. bonds 5.00%,
12/15/27		400,000	372,000
Netflix, Inc. 144A sr. unsec. bonds 4.875%,
4/15/28		340,000	324,078

Putnam VT High Yield Fund 5

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Consumer staples cont.
Netflix, Inc. 144A sr. unsec.
unsub. bonds 5.875%, 11/15/28	$230,000	$232,231
Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 6.25%, 8/1/24	775,000	434,000
Rite Aid Corp. 144A company guaranty sr. unsec.
unsub. notes 6.125%, 4/1/23	540,000	547,560
		10,439,328
Energy (oil field) (1.5%)
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	490,000	497,963
Ensco PLC sr. unsec. notes 7.75%, 2/1/26
(United Kingdom)	305,000	288,134
Nabors Industries, Inc. 144A company
guaranty sr. unsec. notes 5.75%, 2/1/25	525,000	496,125
SESI, LLC company guaranty sr. unsec.
notes 7.75%, 9/15/24	460,000	472,075
SESI, LLC company guaranty sr. unsec.
unsub. notes 7.125%, 12/15/21	165,000	167,888
Seventy Seven Energy, Inc. escrow sr. unsec.
notes 6.50%, 7/15/22 F	345,000	35
Seventy Seven Operating, LLC escrow company
guaranty sr. unsec. unsub. notes 6.625%,
11/15/19 F	770,000	77
USA Compression Partners LP/USA Compression
Finance Corp. 144A sr. unsec. notes 6.875%,
4/1/26	290,000	300,150
Weatherford International, LLC 144A company
guaranty sr. unsec. notes 9.875%, 3/1/25	170,000	170,850
Weatherford International, Ltd. company
guaranty sr. unsec. sub. notes 9.875%, 2/15/24	550,000	555,324
		2,948,621
Entertainment (2.1%)
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. notes 6.125%, 5/15/27	240,000	232,800
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 11/15/26	305,000	293,563
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 2/15/22	50,000	50,875
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 6/15/25	420,000	411,600
Boyne USA, Inc. 144A company
guaranty notes 7.25%, 5/1/25	150,000	156,375
Cinemark USA, Inc. company guaranty sr. unsec.
notes 5.125%, 12/15/22	85,000	85,744
Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 6/1/23	160,000	156,780
Constellation Merger Sub, Inc. 144A sr. unsec.
notes 8.50%, 9/15/25	830,000	789,538
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 5.25%, 6/1/25	295,000	294,263
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	225,000	222,750
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24	230,000	222,525
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/15/26	230,000	228,275
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 4/15/27	570,000	553,447
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 7/31/24	600,000	584,250
		4,282,785

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount		Value

Financials (8.5%)
Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5.375%, 8/1/22		$490,000	$492,389
Alliant Holdings Intermediate, LLC 144A
sr. unsec. notes 8.25%, 8/1/23		275,000	283,903
Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31		990,000	1,178,100
Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25		540,000	550,125
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58		360,000	453,600
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity		215,000	222,525
Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6.50%, perpetual maturity		270,000	286,875
CIT Group, Inc. sr. unsec. sub. notes 5.00%,
8/1/23		600,000	606,000
CIT Group, Inc. sr. unsec. unsub. notes 5.25%,
3/7/25		220,000	221,650
CIT Group, Inc. sr. unsec. unsub. notes 5.00%,
8/15/22		55,000	55,619
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20		560,000	555,800
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25		440,000	436,700
Credit Acceptance Corp. company
guaranty sr. unsec. notes 7.375%, 3/15/23		265,000	273,613
Credit Acceptance Corp. company
guaranty sr. unsec. notes 6.125%, 2/15/21		65,000	65,244
Credit Suisse Group AG 144A jr. unsec. sub. FRN
6.25%, perpetual maturity (Switzerland)		500,000	493,750
Dresdner Funding Trust I 144A jr. unsec.
sub. notes 8.151%, 6/30/31		150,000	186,742
ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 5/1/25 R		545,000	525,925
Fairfax Financial Holdings, Ltd. 144A sr. unsec.
notes 4.85%, 4/17/28 (Canada)		205,000	202,735
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.25%, 4/15/25		295,000	289,100
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.125%, 11/15/24		455,000	441,350
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 7.875%, 11/1/22 (Canada)		280,000	296,100
HUB International, Ltd. 144A sr. unsec.
notes 7.00%, 5/1/26		410,000	404,875
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.75%, 2/1/24		300,000	302,250
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.25%, 2/1/22		290,000	295,800
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5.875%, 2/1/22		235,000	235,294
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		185,000	185,000
iStar, Inc. sr. unsec. unsub. notes 5.25%,
9/15/22 R		165,000	159,741
Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.80%, 3/15/37		150,000	177,000
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN,
13.00%, perpetual maturity
(United Kingdom)	GBP	115,000	267,455

6 Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Financials cont.
Lloyds Banking Group PLC jr. unsec. sub. FRB
7.50%, perpetual maturity (United Kingdom)	$328,000	$333,084
LPL Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.75%, 9/15/25	630,000	612,675
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc. company
guaranty sr. unsec. notes 5.625%, 5/1/24 R	205,000	207,563
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc. company
guaranty sr. unsec. notes 4.50%, 1/15/28 R	150,000	136,125
Provident Funding Associates LP/PFG Finance Corp.
144A sr. unsec. notes 6.375%, 6/15/25	505,000	491,643
Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.648%, perpetual maturity
(United Kingdom)	675,000	844,594
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	330,000	327,525
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 6.125%, 5/15/22	455,000	464,100
Starwood Property Trust, Inc. 144A sr. unsec.
notes 4.75%, 3/15/25 R	420,000	405,300
Stearns Holdings, Inc. 144A company
guaranty sr. notes 9.375%, 8/15/20	557,000	557,000
Syngenta Finance NV 144A company
guaranty sr. unsec. unsub. notes 5.182%, 4/24/28
(Switzerland)	390,000	376,673
Syngenta Finance NV 144A company
guaranty sr. unsec. unsub. notes 4.892%, 4/24/25
(Switzerland)	390,000	382,386
TMX Finance, LLC/TitleMax Finance Corp. 144A
sr. notes 11.125%, 4/1/23	340,000	345,100
Travelport Corporate Finance PLC 144A company
guaranty sr. notes 6.00%, 3/15/26
(United Kingdom)	430,000	433,225
USIS Merger Sub, Inc. 144A sr. unsec.
notes 6.875%, 5/1/25	430,000	427,850
Wand Merger Corp. 144A sr. unsec. notes 9.125%,
7/15/26	95,000	96,188
Wand Merger Corp. 144A sr. unsec. notes 8.125%,
7/15/23	125,000	126,719
WeWork Cos, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 5/1/25	630,000	603,225
		17,316,235
Forest products and packaging (2.6%)
Boise Cascade Co. 144A company
guaranty sr. unsec. notes 5.625%, 9/1/24	895,000	897,238
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	400,000	390,000
BWAY Holding Co. 144A sr. unsec. notes 7.25%,
4/15/25	795,000	775,125
Crown Americas, LLC/Crown Americas Capital Corp.
VI 144A company guaranty sr. unsec. notes 4.75%,
2/1/26	220,000	209,000
Flex Acquisition Co., Inc. 144A sr. unsec.
notes 6.875%, 1/15/25	515,000	495,688
IHS Markit, Ltd. 144A sr. unsec. notes 7.875%,
7/15/26	150,000	149,415
Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 4.875%, 9/15/24	835,000	820,388
Mercer International, Inc. company
guaranty sr. unsec. notes 7.75%, 12/1/22
(Canada)	164,000	172,200

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount		Value

Forest products and packaging cont.
Mercer International, Inc. sr. unsec.
notes 6.50%, 2/1/24 (Canada)		$320,000	$324,000
Mercer International, Inc. 144A sr. unsec.
notes 5.50%, 1/15/26 (Canada)		185,000	179,450
Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsec. unsub. notes 7.50%, 11/20/25
(Ireland)		645,000	769,969
			5,182,473
Gaming and lottery (3.3%)
Boyd Gaming Corp. company guaranty sr. unsec.
sub. notes 6.875%, 5/15/23		340,000	356,150
Boyd Gaming Corp. company guaranty sr. unsec.
unsub. notes 6.375%, 4/1/26		170,000	172,125
Boyd Gaming Corp. 144A company
guaranty sr. unsec. notes 6.00%, 8/15/26		160,000	158,400
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A
company guaranty sr. unsec. notes 5.25%,
10/15/25		615,000	581,944
Eldorado Resorts, Inc. company
guaranty sr. unsec. unsub. notes 7.00%, 8/1/23		215,000	225,750
Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6.625%, 7/25/22
(Canada)	CAD	740,000	575,665
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty notes 10.25%, 11/15/22		$745,000	806,463
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty sr. notes 6.75%, 11/15/21		590,000	607,700
Jacobs Entertainment, Inc. 144A notes 7.875%,
2/1/24		170,000	177,650
LHMC Finco Sarl 144A sr. notes 7.875%, 12/20/23
(Luxembourg)		200,000	194,740
Penn National Gaming, Inc. 144A sr. unsec.
notes 5.625%, 1/15/27		340,000	320,450
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 6.125%, 8/15/21		610,000	603,900
Scientific Games International, Inc. company
guaranty sr. unsec. notes 10.00%, 12/1/22		1,145,000	1,221,681
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
144A company guaranty sr. unsec.
sub. notes 5.25%, 5/15/27		780,000	729,300
			6,731,918
Health care (7.8%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6.375%, 5/15/23		680,000	629,000
ASP AMC Merger Sub, Inc. 144A sr. unsec.
notes 8.00%, 5/15/25		610,000	506,300
BioScrip, Inc. company guaranty sr. unsec.
notes 8.875%, 2/15/21		240,000	229,200
Centene Corp. sr. unsec. unsub. notes 6.125%,
2/15/24		500,000	526,875
Centene Corp. sr. unsec. unsub. notes 4.75%,
5/15/22		350,000	352,188
Centene Escrow I Corp. 144A sr. unsec.
notes 5.375%, 6/1/26		160,000	162,101
CHS/Community Health Systems, Inc. company
guaranty sr. notes 6.25%, 3/31/23		770,000	705,513
CHS/Community Health Systems, Inc. company
guaranty sr. unsec. notes 6.875%, 2/1/22		997,000	508,470
CHS/Community Health Systems, Inc. 144A company
guaranty sub. notes 8.125%, 6/30/24		471,000	388,281
Concordia International Corp. 144A company
guaranty sr. unsec. notes 7.00%, 4/15/23
(Canada) (In default) †		540,000	32,400

Putnam VT High Yield Fund 7

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Health care cont.
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes 6.00%,
7/15/23 (Ireland)	$810,000	$666,225
Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5.375%, 1/15/23	250,000	203,750
HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	470,000	466,804
HCA, Inc. company guaranty sr. notes 6.50%,
2/15/20	825,000	858,000
HCA, Inc. company guaranty sr. sub. bonds 5.50%,
6/15/47	765,000	701,888
HCA, Inc. company guaranty sr. unsec.
unsub. notes 7.50%, 2/15/22	210,000	228,900
Jaguar Holding Co. II/Pharmaceutical Product
Development, LLC 144A company
guaranty sr. unsec. notes 6.375%, 8/1/23	490,000	487,648
Kinetic Concepts, Inc./KCI USA, Inc. 144A company
guaranty sub. notes 12.50%, 11/1/21	370,000	408,850
Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5.50%, 4/15/25
(Luxembourg)	345,000	277,725
Molina Healthcare, Inc. company
guaranty sr. unsec. notes 5.375%, 11/15/22	350,000	352,188
Molina Healthcare, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 6/15/25	90,000	87,300
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical
Diagnostics SA 144A sr. unsec. notes 6.625%,
5/15/22	815,000	796,663
Service Corp. International sr. unsec.
notes 5.375%, 1/15/22	540,000	545,400
Service Corp. International sr. unsec.
notes 4.625%, 12/15/27	125,000	118,075
Service Corp. International sr. unsec.
unsub. notes 5.375%, 5/15/24	370,000	378,325
Sotera Health Holdings, LLC 144A sr. unsec.
notes 6.50%, 5/15/23	310,000	316,200
Tenet Healthcare Corp. company
guaranty sr. sub. notes 6.00%, 10/1/20	715,000	734,663
Tenet Healthcare Corp. sr. unsec. notes 8.125%,
4/1/22	245,000	256,152
Teva Pharmaceutical Finance Netherlands III BV
company guaranty sr. unsec. notes 6.75%, 3/1/28
(Netherlands)	465,000	473,941
Teva Pharmaceutical Finance Netherlands III BV
company guaranty sr. unsec. notes 6.00%, 4/15/24
(Netherlands)	300,000	297,098
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. notes 5.50%, 11/1/25	120,000	118,260
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 9.25%, 4/1/26	370,000	384,338
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 9.00%,
12/15/25	320,000	331,584
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 6.125%,
4/15/25	835,000	769,244
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.875%,
5/15/23	295,000	277,116
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsub. notes 7.00%, 3/15/24	500,000	524,225

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsub. notes 6.50%, 3/15/22	$165,000	$170,775
Valeant Pharmaceuticals International, Inc. 144A
sr. unsec. notes 8.50%, 1/31/27	325,000	329,063
WellCare Health Plans, Inc. sr. unsec.
notes 5.25%, 4/1/25	220,000	218,900
		15,819,628
Homebuilding (1.5%)
Brookfield Residential Properties, Inc./
Brookfield Residential US Corp. 144A
company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	250,000	250,938
Howard Hughes Corp. (The) 144A sr. unsec.
notes 5.375%, 3/15/25	745,000	731,031
Lennar Corp. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/24	285,000	294,945
Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 4/1/21	70,000	70,998
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	120,000	121,632
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	300,000	293,625
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	695,000	795,775
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes 5.875%,
6/15/24	405,000	401,963
		2,960,907
Lodging/Tourism (1.5%)
Diamond Resorts International, Inc. 144A
sr. notes 7.75%, 9/1/23	645,000	674,825
Diamond Resorts International, Inc. 144A
sr. unsec. notes 10.75%, 9/1/24	445,000	477,129
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27	535,000	516,275
MGM Resorts International company
guaranty sr. unsec. unsub. notes 8.625%, 2/1/19	95,000	97,375
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A company
guaranty sr. unsub. notes 5.875%, 5/15/25	370,000	347,800
Wyndham Destinations, Inc. sr. unsec.
unsub. bonds 4.50%, 4/1/27	595,000	578,638
Wyndham Hotels & Resorts, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 4/15/26	295,000	293,156
		2,985,198
Media (0.8%)
Lions Gate Capital Holdings, LLC 144A company
guaranty sr. unsec. notes 5.875%, 11/1/24	485,000	490,912
Nielsen Co. Luxembourg SARL (The) 144A company
guaranty sr. unsec. notes 5.00%, 2/1/25
(Luxembourg)	270,000	257,175
Nielsen Finance, LLC/Nielsen Finance Co. 144A
company guaranty sr. unsec. sub. notes 5.00%,
4/15/22	345,000	338,997
WMG Acquisition Corp. 144A company
guaranty sr. notes 5.00%, 8/1/23	390,000	388,050
WMG Acquisition Corp. 144A company
guaranty sr. unsec. notes 5.50%, 4/15/26	110,000	109,038
		1,584,172

8 Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Metals (4.0%)
Alcoa Nederland Holding BV 144A company
guaranty sr. unsec. unsub. notes 6.125%, 5/15/28
(Netherlands)	$200,000	$201,250
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 7.875%, 8/15/23	320,000	344,400
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 5.95%, 1/15/21	200,000	201,000
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%,
6/1/25 (France)	375,000	403,594
ArcelorMittal SA sr. unsec. unsub. notes 7.00%,
10/15/39 (France)	475,000	545,395
Big River Steel, LLC/BRS Finance Corp. 144A
company guaranty sr. notes 7.25%, 9/1/25	605,000	621,698
Constellium NV 144A company guaranty sr. unsec.
notes 5.875%, 2/15/26 (Netherlands)	250,000	241,250
Constellium NV 144A company guaranty sr. unsec.
notes 5.75%, 5/15/24 (Netherlands)	315,000	305,944
Constellium NV 144A sr. unsec. notes 6.625%,
3/1/25 (Netherlands)	250,000	251,250
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.25%, 5/15/22
(Canada)	200,000	202,000
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6.875%, 3/1/26
(Canada)	360,000	344,700
Freeport-McMoRan, Inc. company
guaranty sr. unsec. notes 6.875%, 2/15/23
(Indonesia)	405,000	426,749
HudBay Minerals, Inc. 144A company
guaranty sr. unsec. notes 7.625%, 1/15/25
(Canada)	355,000	371,863
Joseph T Ryerson & Son, Inc. 144A
sr. notes 11.00%, 5/15/22	225,000	247,500
New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 6.25%, 11/15/22 (Canada)	365,000	368,650
New Gold, Inc. 144A sr. unsec. notes 6.375%,
5/15/25 (Canada)	125,000	123,750
Novelis Corp. 144A company guaranty sr. unsec.
bonds 5.875%, 9/30/26	775,000	742,063
Novelis Corp. 144A company guaranty sr. unsec.
notes 6.25%, 8/15/24	365,000	364,544
Steel Dynamics, Inc. company guaranty sr. unsec.
notes 5.00%, 12/15/26	160,000	160,000
Steel Dynamics, Inc. company guaranty sr. unsec.
notes 4.125%, 9/15/25	125,000	119,844
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 10/1/24	265,000	269,969
Teck Resources, Ltd. company guaranty sr. unsec.
unsub. notes 4.75%, 1/15/22 (Canada)	100,000	100,209
Teck Resources, Ltd. company guaranty sr. unsec.
unsub. notes 3.75%, 2/1/23 (Canada)	170,000	161,288
Teck Resources, Ltd. 144A company
guaranty sr. unsec. notes 8.50%, 6/1/24 (Canada)	70,000	76,563
TMS International Corp. 144A sr. unsec.
notes 7.25%, 8/15/25	515,000	526,588
Zekelman Industries, Inc. 144A company
guaranty sr. notes 9.875%, 6/15/23	415,000	454,425
		8,176,486

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Oil and gas (10.8%)
Aker BP ASA 144A sr. unsec. notes 5.875%,
3/31/25 (Norway)	$150,000	$154,463
Alta Mesa Holdings LP/Alta Mesa Finance
Services Corp. company guaranty sr. unsec.
notes 7.875%, 12/15/24	685,000	725,244
Antero Resources Corp. company
guaranty sr. unsec. notes 5.625%, 6/1/23	185,000	187,313
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.375%, 11/1/21	190,000	192,375
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.125%, 12/1/22	275,000	275,688
Ascent Resources Utica Holdings, LLC/ARU
Finance Corp. 144A sr. unsec. notes 10.00%,
4/1/22	245,000	269,500
California Resources Corp. company
guaranty sr. unsec. sub. notes 5.00%, 1/15/20	315,000	304,763
California Resources Corp. 144A company
guaranty notes 8.00%, 12/15/22	221,000	200,558
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.875%, 3/31/25	730,000	759,200
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	450,000	446,063
Chesapeake Energy Corp. company
guaranty sr. unsec. notes 8.00%, 6/15/27	155,000	157,713
Chesapeake Energy Corp. company
guaranty sr. unsec. notes 8.00%, 1/15/25	440,000	448,118
Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5.75%, 3/15/23	295,000	278,775
Chesapeake Energy Corp. 144A company
guaranty notes 8.00%, 12/15/22	143,000	150,107
Continental Resources, Inc. company
guaranty sr. unsec. bonds 4.90%, 6/1/44	560,000	548,454
Continental Resources, Inc. company
guaranty sr. unsec. notes 3.80%, 6/1/24	220,000	214,619
Continental Resources, Inc. company
guaranty sr. unsec. sub. notes 5.00%, 9/15/22	100,000	101,321
Continental Resources, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	395,000	400,839
Covey Park Energy, LLC/Covey Park Finance Corp.
144A company guaranty sr. unsec. notes 7.50%,
5/15/25	585,000	596,700
CrownRock LP/CrownRock Finance, Inc. 144A
sr. unsec. notes 5.625%, 10/15/25	405,000	390,825
Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6.375%, 8/15/21	295,000	282,463
Denbury Resources, Inc. 144A company
guaranty notes 9.00%, 5/15/21	419,000	442,967
Diamondback Energy, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 5/31/25	735,000	735,000
Diamondback Energy, Inc. company
guaranty sr. unsec. unsub. notes 4.75%, 11/1/24	195,000	190,125
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. bonds 5.75%, 1/30/28	595,000	580,125
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. notes 5.50%, 1/30/26	205,000	198,850
Energy Transfer Partners LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	965,000	880,563
EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. sub. notes 9.375%,
5/1/20	266,000	262,010
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty notes 9.375%, 5/1/24	424,000	347,680

Putnam VT High Yield Fund 9

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Oil and gas cont.
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty notes 8.00%, 2/15/25	$265,000	$205,375
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty sr. notes 8.00%, 11/29/24	155,000	156,550
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty sr. notes 7.75%, 5/15/26	325,000	332,313
Extraction Oil & Gas, Inc. 144A sr. unsec.
notes 5.625%, 2/1/26	405,000	387,812
Hess Infrastructure Partners LP/Hess
Infrastructure Partners Finance Corp. 144A
sr. unsec. notes 5.625%, 2/15/26	525,000	523,688
Holly Energy Partners LP/Holly Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 8/1/24	515,000	520,150
Indigo Natural Resources, LLC 144A sr. unsec.
notes 6.875%, 2/15/26	515,000	496,975
Jagged Peak Energy, LLC 144A company
guaranty sr. unsec. notes 5.875%, 5/1/26	305,000	298,900
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7.25%,
10/15/25	175,000	141,313
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 7.00%, 3/31/24 (Canada)	80,000	74,600
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6.375%, 1/30/23 (Canada)	325,000	302,250
MEG Energy Corp. 144A notes 6.50%, 1/15/25
(Canada)	455,000	453,863
Newfield Exploration Co. sr. unsec.
unsub. notes 5.75%, 1/30/22	5,000	5,213
Newfield Exploration Co. sr. unsec.
unsub. notes 5.375%, 1/1/26	420,000	429,450
Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 7.75%, 1/15/24	305,000	288,988
Noble Holding International, Ltd. 144A company
guaranty sr. unsec. notes 7.875%, 2/1/26	155,000	159,650
Oasis Petroleum, Inc. company guaranty sr. unsec.
sub. notes 6.875%, 1/15/23	410,000	417,175
Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6.875%, 3/15/22	105,000	106,807
Oasis Petroleum, Inc. 144A sr. unsec.
notes 6.25%, 5/1/26	325,000	328,656
Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 7.125%, 1/15/26
(Canada)	230,000	236,210
QEP Resources, Inc. sr. unsec. notes 5.625%,
3/1/26	350,000	335,125
Range Resources Corp. company guaranty sr. unsec.
notes 5.00%, 3/15/23	95,000	91,913
Range Resources Corp. company guaranty sr. unsec.
sub. notes 5.75%, 6/1/21	275,000	281,875
Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5.625%,
11/15/23	35,000	32,988
SemGroup Corp. company guaranty sr. unsec.
notes 6.375%, 3/15/25	140,000	133,000
Seven Generations Energy, Ltd. 144A company
guaranty sr. unsec. notes 5.375%, 9/30/25
(Canada)	300,000	287,625
Seven Generations Energy, Ltd. 144A sr. unsec.
bonds 6.75%, 5/1/23 (Canada)	140,000	144,900
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	565,000	577,995
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	380,000	359,575

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Oil and gas cont.
SM Energy Co. sr. unsec. unsub. notes 6.125%,
11/15/22	$15,000	$15,375
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 1/15/28	310,000	304,575
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 5.375%, 2/1/27	290,000	281,300
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. unsub. bonds 5.00%, 1/15/28	490,000	455,700
Trinidad Drilling, Ltd. 144A company
guaranty sr. unsec. notes 6.625%, 2/15/25
(Canada)	410,000	394,625
Vermilion Energy, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 3/15/25
(Canada)	295,000	292,788
Whiting Petroleum Corp. 144A sr. unsec.
notes 6.625%, 1/15/26	240,000	247,200
Williams Cos., Inc. (The) sr. unsec.
unsub. notes 8.75%, 3/15/32	250,000	322,338
Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7.75%, 6/15/31	200,000	240,236
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	185,000	209,513
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	170,000	169,522
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%,
1/15/22	44,000	45,760
		21,812,287
Publishing (0.2%)
Meredith Corp. 144A sr. unsec. notes 6.875%,
2/1/26	525,000	517,781
		517,781
Retail (1.0%)
Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7.125%, 6/1/28	175,000	142,625
Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.75%,
10/15/21 ‡‡	329,176	218,902
Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.00%, 10/15/21	475,000	314,094
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 10/1/22	395,000	399,938
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.50%, 5/15/26	175,000	171,500
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.375%, 12/1/24	450,000	442,125
PetSmart, Inc. 144A sr. unsec. notes 7.125%,
3/15/23	170,000	114,121
Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 9/1/26	325,000	308,750
		2,112,055
Technology (5.1%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	1,150,000	—
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7.125%,
6/15/24	1,205,000	1,276,612
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. notes 5.45%, 6/15/23	400,000	418,655
Energizer Gamma Acquisition, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 7/15/26	115,000	116,941
First Data Corp. 144A company guaranty sr. unsec.
unsub. notes 7.00%, 12/1/23	340,000	354,137
First Data Corp. 144A notes 5.75%, 1/15/24	760,000	760,015

10 Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. 144A sr. notes 5.375%, 8/15/23	$375,000	$378,469
Inception Merger Sub, Inc./Rackspace
Hosting, Inc. 144A sr. unsec. notes 8.625%,
11/15/24	990,000	994,950
Infor Software Parent, LLC/Infor Software
Parent, Inc. 144A company guaranty sr. unsec.
notes 7.125%, 5/1/21 ‡‡	790,000	791,975
Infor US, Inc. company guaranty sr. unsec.
notes 6.50%, 5/15/22	505,000	505,631
Iron Mountain, Inc. 144A company
guaranty sr. unsec. bonds 5.25%, 3/15/28 R	180,000	166,572
Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 9/15/27 R	575,000	529,719
Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	315,000	390,647
Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 5/31/23	760,000	760,380
Solera, LLC / Solera Finance, Inc. 144A
sr. unsec. notes 10.50%, 3/1/24	1,055,000	1,171,715
Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A sr. unsec. notes 6.75%,
6/1/25	560,000	537,600
TTM Technologies, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/25	765,000	745,875
Western Digital Corp. company guaranty sr. unsec.
notes 4.75%, 2/15/26	510,000	495,975
		10,395,868
Textiles (0.2%)
Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	325,000	316,875
		316,875
Transportation (0.3%)
Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6.375%, 4/1/23	605,000	614,831
		614,831
Utilities and power (2.4%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%,
4/15/25	520,000	522,600
AES Corp./Virginia (The) sr. unsec. notes 4.875%,
5/15/23	255,000	255,000
AES Corp./Virginia (The) sr. unsec. notes 4.50%,
3/15/23	165,000	163,556
AES Corp./Virginia (The) sr. unsec.
unsub. bonds 5.125%, 9/1/27	180,000	179,550
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	685,000	626,347
Calpine Corp. 144A company
guaranty sr. notes 5.25%, 6/1/26	250,000	235,469
Calpine Corp. 144A company
guaranty sr. sub. notes 5.875%, 1/15/24	145,000	143,913
Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	445,000	479,749
Dynegy, Inc. company guaranty sr. unsec.
unsub. notes 7.625%, 11/1/24	330,000	351,863
Dynegy, Inc. 144A company guaranty sr. unsec.
notes 8.125%, 1/30/26	225,000	244,688
Energy Transfer Equity LP sr. sub. notes 5.875%,
1/15/24	295,000	302,375
Energy Transfer Equity LP sr. sub. notes 5.50%,
6/1/27	180,000	180,000
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%,
10/15/20 (In default) †	160,000	145,600
NRG Energy, Inc. company guaranty sr. unsec.
notes 7.25%, 5/15/26	375,000	399,375

CORPORATE BONDS
AND NOTES (87.3%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec.
notes 6.625%, 1/15/27	$555,000	$570,263
NRG Energy, Inc. 144A company guaranty sr. unsec.
bonds 5.75%, 1/15/28	155,000	153,063
Texas Competitive Electric Holdings Co.,
LLC/TCEH Finance, Inc. escrow company
guaranty sr. notes 11.50%, 10/1/20	415,000	3,113
		4,956,524

Total corporate bonds and notes (cost $180,584,804)		$176,830,889

SENIOR LOANS (5.4%)* [c]	Principal amount	Value

Basic materials (0.4%)
Forterra Finance, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 3.00%), 5.094%, 10/25/23	$252,743	$235,157
Robertshaw Holdings Corp. bank term loan FRN
(BBA LIBOR USD 3 Month + 8.00%), 9.873%, 2/28/26	270,000	264,600
Robertshaw Holdings Corp. bank term loan FRN
(BBA LIBOR USD 3 Month + 3.50%), 5.373%, 2/28/25	284,288	283,577
		783,334
Capital goods (0.3%)
Titan Acquisition, Ltd. (United Kingdom) bank
term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 5.202%, 3/28/25	473,813	466,376
Vertiv Intermediate Holding II Corp. bank term
loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.001%, 11/15/23	95,000	93,694
		560,070
Communication services (0.3%)
Asurion, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 6.50%), 8.836%, 8/4/25	75,000	76,031
Asurion, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 6.00%), 8.094%, 8/4/25	440,000	443,025
		519,056
Consumer cyclicals (1.5%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 5.988%, 7/2/22	290,134	241,356
Azek Co., LLC (The) bank term loan FRN (BBA LIBOR
USD 3 Month + 3.75%), 4.75%, 5/5/24	135,000	134,916
iHeartCommunications, Inc. bank term loan FRN
Ser. D, (BBA LIBOR USD 3 Month + 6.75%), 8.844%,
1/30/19 (In default) †	639,000	486,172
J. Crew Group, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.22%), 4.49%, 3/5/21	245,707	204,981
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 9.25%), 11.604%, 5/21/24	400,000	395,000
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 5.00%), 7.509%, 10/16/23	204,471	202,768
Navistar, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.53%, 11/6/24	862,838	864,635
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR
USD 3 Month + 8.50%), 10.594%, 3/19/21	214,874	207,891
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR
USD 3 Month + 4.50%), 6.594%, 3/19/20	337,435	332,373
		3,070,092
Consumer staples (0.6%)
Brand Industrial Services, Inc. bank term loan
FRN (BBA LIBOR USD 3 Month + 4.25%), 6.611%,
6/21/24	742,500	742,922
Revlon Consumer Products Corp. bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%),
5.594%, 9/7/23	648,148	502,315
		1,245,237

Putnam VT High Yield Fund 11

SENIOR LOANS (5.4%)* [c] cont.	Principal amount	Value

Energy (1.5%)
California Resources Corp. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.75%), 6.838%,
11/17/22	$440,000	$447,150
Chesapeake Energy Corp. bank term loan FRN
(BBA LIBOR USD 3 Month + 7.50%), 9.594%, 8/23/21	490,000	511,131
Eagleclaw Midstream Ventures, LLC bank term loan
FRN (BBA LIBOR USD 3 Month + 4.25%), 6.421%,
6/30/24	364,081	356,116
FTS International, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 6.844%,
4/16/21	233,940	234,914
HFOTCO, LLC bank term loan FRN Ser. B1, (BBA
LIBOR USD 3 Month + 2.75%), 2.75%, 6/19/25	525,000	524,563
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.75%), 9.021%, 3/21/23	415,708	413,629
Oryx Southern Delaware Holdings, LLC bank term
loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.267%, 2/28/25	289,275	286,021
Traverse Midstream Partners, LLC bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%),
6.34%, 9/27/24	250,000	249,844
		3,023,368
Health care (0.3%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.834%, 4/21/24	245,860	235,334
Ortho-Clinical Diagnostics, Inc. bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%),
5.568%, 6/1/25	135,000	134,339
Valeant Pharmaceuticals International, Inc. bank
term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 4.983%, 5/28/25	255,000	254,026
		623,699
Technology (0.5%)
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 6.323%, 12/15/24	367,614	368,303
CCC Information Services, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 6.75%), 8.844%, 3/30/25	195,000	195,488
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD
3 Month + 8.25%), 10.608%, 11/1/24	310,000	320,075
Rackspace Hosting, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 3.00%), 5.363%, 11/3/23	204,484	201,672
		1,085,538

Total senior loans (cost $11,215,012)		$10,910,394

COMMON STOCKS (1.6%)*	Shares	Value
ACC Claims Holdings, LLC Class A (Units) F	990,365	$5,942
Ally Financial, Inc.	18,295	480,610
Avaya Holdings Corp. †	16,525	331,822
Berry Plastics Group, Inc. †	7,415	340,645
Caesars Entertainment Corp. †	5,816	62,231
Charter Communications, Inc. Class A †	1,030	302,006
CHC Group, LLC (Units) (acquired 3/23/17,
cost $32,379) (Cayman Islands) † ∆∆	2,233	16,189
CIT Group, Inc.	6,345	319,851
Crown Holdings, Inc. †	4,150	185,754
Halcon Resources Corp. †	31,415	137,912
Live Nation Entertainment, Inc. †	3,790	184,080
MWO Holdings, LLC (Units) F	281	22,761
Nine Point Energy F	6,715	92,398
SandRidge Energy, Inc. †	11,676	207,132
Seven Generations Energy, Ltd. Class A (Canada) †	12,595	138,821
T-Mobile US, Inc. †	3,499	209,065

COMMON STOCKS (1.6%)* cont.	Shares	Value

Tervita Corp. Class A (Canada)	748	$5,690
Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. (Rights)	36,615	19,772
Tribune Media Co. Class 1C	93,841	32,845
U.S. Concrete, Inc. †	3,415	179,288
Total common stocks (cost $3,683,535)		$3,274,814

CONVERTIBLE PREFERRED STOCKS (0.9%)*	Shares	Value

Belden, Inc. $6.75 cv. pfd.	3,650	$305,429
Crown Castle International Corp. Ser. A,
6.875% cv. pfd.	416	446,400
EPR Properties Ser. C, $1.438 cv. pfd. R	13,177	351,035
Fortive Corp. Ser. A, 5.00% cv. pfd. †	305	312,806
iStar, Inc. Ser. J, $2.25 cv. pfd. R	4,862	226,435
Nine Point Energy 6.75% cv. pfd.	144	158,903
Total convertible preferred stocks (cost $1,736,764)		$1,801,008

CONVERTIBLE BONDS AND NOTES (0.6%)* Principal amount		Value

Caesars Entertainment Corp. cv. sr. unsec.
notes 5.00%, 10/1/24	$110,105	$188,311
CHC Group, LLC/CHC Finance Ltd. cv. notes
Ser. AI, zero %, 10/1/20 (acquired 2/2/17,
cost $79,504) (Cayman Islands) ∆∆	114,839	114,839
DISH Network Corp. cv. sr. unsec. notes 3.375%,
8/15/26	273,000	264,427
Jazz US Holdings, Inc. cv. company
guaranty sr. unsec. notes 8.00%, 12/31/18	93,000	205,234
ON Semiconductor Corp. cv. company
guaranty sr. unsec. unsub. notes 1.00%, 12/1/20	357,000	469,662
Total convertible bonds and notes (cost $1,056,877)		$1,242,473

Expiration
WARRANTS (0.0%)* †	date	Strike price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	8,533	$3,405
Total warrants (cost $—)				$3,405

	Principal amount/
SHORT-TERM INVESTMENTS (3.6%)*	shares	Value
Putnam Short Term Investment
Fund 2.04% L	Shares 7,224,854	$7,224,854
U.S. Treasury Bills 1.844%, 7/26/18 §	$7,000	6,992
U.S. Treasury Bills 1.883%, 8/9/18 §	4,000	3,992
U.S. Treasury Bills 1.932%, 9/13/18 §	$100,000	$99,619
Total short-term investments (cost $7,335,447)		$7,335,457

Total investments (cost $205,612,439)		$201,398,440

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

12 Putnam VT High Yield Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2018 through June 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $202,657,033.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $131,028, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $108,596 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/18 (aggregate face value $1,412,817) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	9/19/18	$476,776	$477,740	$964
Citibank, N.A.
	Canadian Dollar	Sell	7/18/18	128,967	131,953	2,986
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	7/18/18	545,239	557,806	12,567
State Street Bank and Trust Co.
	Canadian Dollar	Sell	7/18/18	120,217	122,966	2,749
UBS AG
	British Pound	Sell	9/19/18	120,909	122,352	1,443
Unrealized appreciation						20,709
Unrealized (depreciation)						—
Total						$20,709

* The exchange currency for all contracts listed is the United States Dollar.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 6/30/18 (Unaudited)

	Upfront
	premium			Termi-	Payments	Unrealized
	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 30 Index	$210,285	$3,370,000	$198,122	6/20/23	(500 bp) — Quarterly	$7,014
Total	$210,285					$7,014

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Putnam VT High Yield Fund 13

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$179,288	$—	$—
Capital goods	526,399	—	—
Communication services	511,071	—	5,942
Consumer cyclicals	246,311	32,845	—
Energy	483,865	5,690	115,159
Financials	800,461	—	—
Technology	331,822	—	—
Transportation	—	16,189	—
Utilities and power	—	19,772	—
Total common stocks	3,079,217	74,496	121,101
Convertible bonds and notes	—	1,242,473	—
Convertible preferred stocks	312,806	1,488,202	—
Corporate bonds and notes	—	176,830,777	112
Senior loans	—	10,910,394	—
Warrants	3,405	—	—
Short-term investments	7,224,854	110,603	—
Totals by level	$10,620,282	$190,656,945	$121,213

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$20,709	$—
Credit default contracts	—	(203,271)	—
Totals by level	$—	$(182,562)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT High Yield Fund

Statement of assets and liabilities
6/30/18 (Unaudited)

Assets
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $198,387,585)	$194,173,586
Affiliated issuers (identified cost $7,224,854) (Notes 1 and 5)	7,224,854
Cash	162,102
Dividends, interest and other receivables	3,144,558
Receivable for shares of the fund sold	86,587
Receivable for investments sold	831,647
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,329
Unrealized appreciation on forward currency contracts (Note 1)	20,709
Total assets	205,646,372

Liabilities
Payable for investments purchased	2,382,988
Payable for shares of the fund repurchased	227,345
Payable for compensation of Manager (Note 2)	94,171
Payable for custodian fees (Note 2)	10,473
Payable for investor servicing fees (Note 2)	23,929
Payable for Trustee compensation and expenses (Note 2)	170,071
Payable for administrative services (Note 2)	789
Payable for distribution fees (Note 2)	11,237
Other accrued expenses	68,336
Total liabilities	2,989,339

Net assets	$202,657,033

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$211,553,053
Undistributed net investment income (Note 1)	5,020,067
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(9,728,692)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(4,187,395)
Total — Representing net assets applicable to capital shares outstanding	$202,657,033

Computation of net asset value Class IA
Net assets	$148,499,667
Number of shares outstanding	24,195,716
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.14

Computation of net asset value Class IB
Net assets	$54,157,366
Number of shares outstanding	8,906,518
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.08

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 15

Statement of operations
Six months ended 6/30/18 (Unaudited)

Investment income
Interest (including interest income of $67,954 from investments in affiliated issuers) (Note 5)	$6,532,313
Dividends	68,041
Total investment income	6,600,354

Expenses
Compensation of Manager (Note 2)	589,834
Investor servicing fees (Note 2)	74,057
Custodian fees (Note 2)	10,409
Trustee compensation and expenses (Note 2)	5,996
Distribution fees (Note 2)	71,354
Administrative services (Note 2)	2,315
Other	73,380
Total expenses	827,345

Expense reduction (Note 2)	(329)
Net expenses	827,016

Net investment income	5,773,338

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(52,242)
Foreign currency transactions (Note 1)	1,578
Forward currency contracts (Note 1)	44,259
Swap contracts (Note 1)	(60,414)
Total net realized loss	(66,819)

Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(6,938,776)
Assets and liabilities in foreign currencies	(1,515)
Forward currency contracts	17,632
Swap contracts	39,754
Total change in net unrealized depreciation	(6,882,905)

Net loss on investments	(6,949,724)

Net decrease in net assets resulting from operations	$(1,176,386)

The accompanying notes are an integral part of these financial statements.

16 Putnam VT High Yield Fund

Statement of changes in net assets

	Six months
	ended	Year ended
	6/30/18*	12/31/17
Decrease in net assets
Operations:
Net investment income	$5,773,338	$12,550,968
Net realized gain (loss) on investments and foreign currency transactions	(66,819)	2,875,046
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(6,882,905)	677,749
Net increase (decrease) in net assets resulting from operations	(1,176,386)	16,103,763
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(9,041,505)	(10,301,978)
Class IB	(3,185,422)	(3,356,130)
Decrease from capital share transactions (Note 4)	(3,503,952)	(31,861,896)
Total decrease in net assets	(16,907,265)	(29,416,241)
Net assets:
Beginning of period	219,564,298	248,980,539
End of period (including undistributed net investment income of $5,020,067 and $11,473,656, respectively)	$202,657,033	$219,564,298

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
6/30/18†	$6.55	.18	(.20)	(.02)	(.39)	(.39)	$6.14	(.34)*	$148,500	.36*	2.76*	19*
12/31/17	6.50	.35	.10	.45	(.40)	(.40)	6.55	7.22	160,526.72		5.48	43
12/31/16	6.02	.35	.54	.89	(.41)	(.41)	6.50	15.66	175,839	.72[e]	5.68[e]	48
12/31/15	6.82	.38	(.69)	(.31)	(.49)	(.49)	6.02	(5.14)	172,830.70		5.80	35
12/31/14	7.13	.39	(.25)	.14	(.45)	(.45)	6.82	1.91	233,920.72		5.60	45
12/31/13	7.09	.44	.11	.55	(.51)	(.51)	7.13	8.10	283,240.74		6.25	43
Class IB
6/30/18†	$6.49	.17	(.21)	(.04)	(.37)	(.37)	$6.08	(.63)*	$54,157	.48*	2.64*	19*
12/31/17	6.44	.33	.10	.43	(.38)	(.38)	6.49	6.98	59,038.97		5.23	43
12/31/16	5.96	.33	.55	.88	(.40)	(.40)	6.44	15.55	73,141	.97[e]	5.39[e]	48
12/31/15	6.75	.36	(.69)	(.33)	(.46)	(.46)	5.96	(5.35)	57,337.95		5.54	35
12/31/14	7.07	.37	(.26)	.11	(.43)	(.43)	6.75	1.56	70,915.97		5.36	45
12/31/13	7.03	.41	.12	.53	(.49)	(.49)	7.07	7.85	102,957.99		5.98	43

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Notes to financial statements 6/30/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2018 through June 30, 2018.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of its net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on

Putnam VT High Yield Fund 19

the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the

20 Putnam VT High Yield Fund

committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2017, the fund had a capital loss carryover of $9,618,617 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$—	$9,618,617	$9,618,617	*

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $205,415,747, resulting in gross unrealized appreciation and depreciation of $3,848,029 and $8,047,898, respectively, or net unrealized depreciation of $4,199,869.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.279% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$53,907
Class IB	20,150
Total	$74,057

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $329 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $157, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Putnam VT High Yield Fund 21

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$38,502,016	$46,091,028
U.S. government securities
(Long-term)	—	—
Total	$38,502,016	$46,091,028

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/18		Year ended 12/31/17		Six months ended 6/30/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	843,261	$5,380,483	1,644,511	$10,640,130	1,992,260	$12,675,801	2,756,598	$17,459,615
Shares issued in connection with
reinvestment of distributions	1,482,214	9,041,505	1,648,317	10,301,978	526,516	3,185,422	542,186	3,356,130
	2,325,475	14,421,988	3,292,828	20,942,108	2,518,776	15,861,223	3,298,784	20,815,745
Shares repurchased	(2,622,415)	(16,698,133)	(5,843,433)	(37,801,384)	(2,714,239)	(17,089,030)	(5,561,246)	(35,818,365)
Net decrease	(296,940)	$(2,276,145)	(2,550,605)	$(16,859,276)	(195,463)	$(1,227,807)	(2,262,462)	$(15,002,620)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
					and fair value
Name of affiliate	Fair value as of 12/31/17	Purchase cost	Sale proceeds	Investment income	as of 6/30/18
Short-term investments
Putnam Short Term
Investment Fund*	$6,682,798	$37,965,163	$37,423,107	$67,954	$7,224,854
Total Short-term investments	$6,682,798	$37,965,163	$37,423,107	$67,954	$7,224,854

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$760,000
Centrally cleared credit default contracts (notional)	$1,800,000
Warrants (number of warrants)	5,000

22 Putnam VT High Yield Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$—	Unrealized depreciation	$203,271*
Foreign exchange contracts	Investments, Receivables	20,709	Payables	—
	Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	3,405	Unrealized depreciation	—
Total		$24,114		$203,271

*Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total
Credit contracts	$—	$(60,414)	$(60,414)
Foreign exchange contracts	44,259	—	$44,259
Total	$44,259	$(60,414)	$(16,155)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$39,754	$39,754
Foreign exchange contracts	—	17,632	—	$17,632
Equity contracts	(2,653)	—	—	$(2,653)
Total	$(2,653)	$17,632	$39,754	$54,733

Putnam VT High Yield Fund 23

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Centrally cleared credit
default contracts§	$—	$2,329	$—	$—	$—	$—	$2,329
Forward currency contracts#	964	—	2,986	12,567	2,749	1,443	20,709
Total Assets	$964	$2,329	$2,986	$12,567	$2,749	$1,443	$23,038
Liabilities:
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—
Forward currency contracts#	—	—	—	—	—	—	—
Total Liabilities	$—	$—	$—	$—	$—	$—	$—
Total Financial and Derivative
Net Assets	$964	$2,329	$2,986	$12,567	$2,749	$1,443	$23,038
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—
Net amount	$964	$2,329	$2,986	$12,567	$2,749	$1,443
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $108,596.

Note 10 — New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

24 Putnam VT High Yield Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances – for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry – that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive

Putnam VT High Yield Fund 25

expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least April 30, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case

26 Putnam VT High Yield Fund

of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper VP (Underlying Funds) —High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period
2nd	2nd	2nd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 107, 105 and 97 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Putnam VT High Yield Fund 27

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28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Kenneth R. Leibler, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
Marketing Services	Legal Counsel	Robert L. Reynolds
Putnam Retail Management	Ropes & Gray LLP	Manoj P. Singh
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders	H511
of Putnam VT High Yield Fund.	VTSA034 312003 8/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 28, 2018